UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2008 (May 21, 2008)
O’CHARLEY’S INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-18629	62-1192475

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

3038 Sidco Drive
Nashville, Tennessee	37204

(Address of Principal Executive Offices)	(Zip Code)
(615) 256-8500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

SIGNATURES
EXHIBIT INDEX

EX-3.1	Restated Charter of O’Charley’s Inc. (restated electronically for SEC filing purposes only)
EX-3.2	Amended and Restated Bylaws of O’Charley’s Inc.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 21, 2008, at the 2008 annual meeting of shareholders (the “Meeting”) of O’Charley’s Inc. (the “Company”), the shareholders of the Company approved the Company’s proposal to amend Article VII of the Restated Charter of the Company to provide for the phased elimination of the classified structure of the Board and to allow for the annual election of directors. The Company filed Articles of Amendment to the Restated Charter of the Company (the “Charter Amendment”) with the Secretary of State of the State of Tennessee, and such Charter Amendment was effective as of May 21, 2008.
     Pursuant to the Charter Amendment, the Company’s current directors will continue to serve for the remainder of their elected terms. Beginning with the Meeting, existing directorships whose terms expire will then be subject to one-year terms. The description of the Charter Amendment set forth herein is qualified in its entirety by reference to the full text of the Restated Charter, as amended and restated electronically for Securities and Exchange Commission (“SEC”) filing purposes only, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.
     In order to fully effectuate the elimination of the classified board structure, effective May 21, 2008, the Board amended and restated the Company’s Amended and Restated Bylaws to remove references to the classified board structure contained in Article III Section 3.2. The description of the amendment to the Amended and Restated Bylaws set forth herein is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws of the Company, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits
     (d) Exhibits.

3.1	Restated Charter of O’Charley’s Inc. (restated electronically for SEC filing purposes only)

3.2	Amended and Restated Bylaws of O’Charley’s Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

O’CHARLEY’S INC.
By:	/s/ Lawrence E. Hyatt
Lawrence E. Hyatt
Chief Financial Officer, Secretary and Treasurer

Date: May 21, 2008

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Restated Charter of O’Charley’s Inc. (restated electronically for SEC filing purposes only)

3.2	Amended and Restated Bylaws of O’Charley’s Inc.